Allowance for Credit Losses	3 Months Ended
Mar. 31, 2024
Credit Loss [Abstract]
Allowance for Credit Losses

6. Allowance for credit losses

The Company has exposure to credit losses for financial assets, including settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the three months ended March 31, 2024:

	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for current expected credit losses
Balance as of December 31, 2023	5,240	5,197	11,650	22,087
Credit loss expense	6,528	299	1,932	8,759
Recoveries	2,848	132	-	2,980
Write-Offs	(8,292)	(658)	(2,239)	(11,189)
Other (1)	(2)	(196)	(17)	(215)
Balance as of March 31, 2024	6,322	4,774	11,326	22,422

(1)
Other mainly relates to the impact of foreign exchange.
(2)
For the three months ended March 31, 2024 and 2023, recoveries from freestanding credit enhancements related to Settlement receivables, net were $289 and $454, respectively, which are recorded separately from expected credit losses in "Selling, general and administrative" in the unaudited condensed consolidated statement of comprehensive loss.

Credit loss expense for the three months ended March 31, 2024 and 2023 was $8,759 and $3,469, respectively. The increase in credit loss expense was partially due to increased volume of transactions in the Merchant Solutions segment and an increase in aged accounts. Write-offs were $11,189 and $7,314 for the three months ended March 31, 2024 and 2023, respectively. Including recoveries, write offs were comparable period over period.